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                                                                    EXHIBIT 99.1

                          Sarbanes - Oxley Act of 2002
              Section 906 Certification of Chief Executive Officer


     In connection with the Quarterly Report of CCFNB Bancorp, Inc. (the "Corporation") on Form 10-Q for the period September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul E. Reichart, President and Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Corporation.


                                    Paul E. Reichart



Date: November 8, 2002              /s/ Paul E. Reichart
                                    --------------------
                                             [Signature]
                                    President and CEO